                         SEMIANNUAL REPORT / JUNE 30 1999

                        AIM ADVISOR LARGE CAP VALUE FUND

                                  [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]

                                  [COVER IMAGE]

                     -------------------------------------

                  WALL STREET TO TRINITY CHURCH (1993, SERIES)

                        BY BEAU REDMOND, LIVING AMERICAN

         WHILE VISITING NEW YORK IN 1980, THE ARTIST WANTED TO SKETCH A

           WALL STREET SCENE BUT DID NOT HAVE ANY DRAWING PAPER, SO HE

           USED WHAT HE DID HAVE, A PAGE FROM THE WALL STREET JOURNAL.

         THEN, INSTEAD OF TRANSFERRING THE SKETCH TO CANVAS, HE PAINTED

         ON THE NEWSPAPER PAGE, CREATING AN EVOCATIVE MEDIUM THAT WOULD

        LEAD TO PAINTINGS SUCH AS THIS ONE. THIS PIECE CALLS TO MIND THE

         INDELIBLE LINK BETWEEN WALL STREET AND THE STOCK MARKET, WHERE

                 LARGE-CAP COMPANIES ARE A MAJOR DRIVING FORCE.

                     -------------------------------------



AIM Advisor Large Cap Value Fund is for shareholders who seek a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor Large Cap Value Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales-charge structure and expenses.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
o The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

           AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK
                 THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.



                        AIM ADVISOR LARGE CAP VALUE FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on many of your minds may be, "How will the year 2000 computer
     [PHOTO OF      issue affect AIM and my investments?" We would like you to
    Charles T.      feel comfortable. We are pleased to be able to report to you
      Bauer,        that as of June 1999 we achieved a major milestone toward
   Chairman of      year 2000 compliance status: we have successfully completed
   the Board of     the testing of all of our mission-critical systems.
     THE FUND           Earlier this year, AIM participated in an industrywide
   APPEARS HERE]    test that gave us a chance to see how our technology systems might be affected by the changeover to the year 2000 (Y2K).
                    Everything went as well as we had hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.
    During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. Now that we have finished adjusting our applications and systems, our focus for the rest of 1999 is to continue monitoring the year 2000 readiness status of outside sources we're linked to electronically. On the investment side, our portfolio management staff is continually evaluating the Y2K preparedness of the domestic and foreign companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if necessary. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our automated AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.

 PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED
                     AIM'S YEAR 2000 READINESS DISCLOSURE.

                     -------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                               YEAR 2000 CONCERNS.

                     -------------------------------------



                        AIM ADVISOR LARGE CAP VALUE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


BROADENING OF NARROW MARKETS HELPS FUND

THE FIRST HALF OF 1999 USHERED IN SOME SIGNIFICANT CHANGES TO FINANCIAL MARKETS. HOW DID AIM ADVISOR LARGE CAP VALUE FUND PERFORM?
The second quarter of 1999 brought a reversal of trends from the first quarter and the past several years with cyclical and value stocks enjoying a resurgence. AIM Advisor Large Cap Value Fund showed mixed results in this market environment.
    For the six months ended June 30, 1999, the fund posted a total return of 5.62% for Class A shares, 5.17% for Class B shares and 5.22% for Class C shares. These returns are at net asset value, which does not include sales charges. Comparatively, the S&P 500 Index had a return of 12.38% for the six-month period.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
During the first quarter of 1999, the fund underperformed the S&P 500 Index, as did many other funds, due to the narrowness of U.S. markets. A handful of large-cap growth stocks drove the markets during that time as investors looked to large, well-established companies and high-flying Internet stocks. The Russell 1000 Value Index also trailed the S&P 500, returning 1.43% vs. 4.98% for the first quarter of the year, confirming this trend.
    Technology stocks were the best performers during the first quarter, a sector in which the fund was underweighted, so that served as a drag on the fund's performance. The fund was also overweighted in utilities during the first quarter, which was the worst-performing sector during those three months.
    With the comeback of value stocks and the broadening of the markets, the fund performed much better. All three share classes of the fund beat the S&P 500 during the second quarter of 1999 with returns as follows: Class A, 8.88%; Class B and Class C, 8.69%; S&P 500, 7.05%. The two largest contributors to the fund's outperformance were its consumer-staples and technology holdings.

WHAT ARE SOME TECHNOLOGY HOLDINGS THAT HELPED THE FUND?
While the fund has maintained an underweighting in technology stocks compared to the S&P 500, its technology holdings posted strong returns, which greatly contributed to the fund's performance during the second quarter. Tech stocks that did well for the fund include IBM, whose stock hit a record high in May when the company announced that it was on track for double-digit revenue growth. We also like the software companies Oracle, a leading developer of database-management systems software, and Computer Associates International, which likens its software to the plumbing under a sink, not the fancy faucet on top.

GIVEN THAT FINANCIAL STOCKS ARE THE FUND'S LARGEST SECTOR ALLOCATION, HOW DID THE RECENT INTEREST-RATE HIKE AFFECT THEM?
The Federal Reserve Board (the Fed) approved a 0.25% increase in the federal funds rate on June 30, a move that was widely anticipated. Because the move was expected, much of the rate hike was already priced into financial products like mortgages, so the effects for consumers should be minimal. The rate hike was good news for markets and consumers because, in the long run, the U.S. economic expansion should continue.
    Most economists feel that the rate hike will barely cause a hiccup in the markets.

SECTOR ALLOCATION

As of 6/30/99, based on total net assets
================================================================================
Health Care                              9.1%

Financials                              20.6%

Capital Goods                            9.7%

Energy                                   5.4%

Technology                              14.9%

Basic Materials                          3.5%

Consumer Staples                        10.1%

Communications Services                  5.9%

Consumer Cyclicals                      14.2%

Transportation                           2.7%

Utilities                                3.8%

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
================================================================================

                      -------------------------------------

                       ALL THREE SHARE CLASSES OF THE FUND

                       BEAT THE S&P 500 DURING THE SECOND

                               QUARTER OF 1999...

                      -------------------------------------

          See important fund and index disclosures inside front cover.


                        AIM ADVISOR LARGE CAP VALUE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION

As of 6/30/99, based on total net assets

===============================================================================================================
  TOP 10 HOLDINGS                                           TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------------------------
 1. Morgan Stanley, Dean Witter,                            1. Oil (International Integrated)           5.10%
    Discover & Co.                           2.59%
 2. Schering-Plough Corp.                    2.35           2. Computers (Hardware)                     4.87
 3. Bell Atlantic Corp.                      2.33           3. Financial (Diversified)                  4.68
 4. Lowe's Companies, Inc.                   2.24           4. Banks (Money Center)                     4.65
 5. International Business Machines Corp.    2.17           5. Computers (Software & Services)          4.40
 6. Southwest Airlines Co.                   2.09           6. Health Care (Drugs-Major
                                                               Pharmaceuticals)                         4.30
 7. Bank One Corp.                           2.06           7. Telephone                                4.15
 8. Exxon Corp.                              2.00           8. Banks (Major Regional)                   3.89
 9. Merck & Co., Inc.                        1.95           9. Electric Companies                       3.60
10. American Home Products Corp.             1.92          10. Health Care (Diversified)                3.57

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===============================================================================================================

    As a result, our financial holdings continue to do well. Fund holding Bank One, the largest credit-card issuer in the country, saw its 1998 sales jump by 93.6% over the previous year. Morgan Stanley Dean Witter, our largest holding, is the number-two retail broker in the United States, and its Discover unit has become a leading credit-card issuer. And Bank of America has seen a marked improvement in its stock price since being hit by the global financial crisis last year.

WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO?
We have been gradually adding to our communications-services holdings. We particularly like telecommunications companies because of the exciting things happening on the Internet and because we think these could be good defensive stocks should markets take a turn for the worse. We increased our Bell Atlantic position--a stock we think is quite undervalued--and we added starter positions in AT&T and MCI WorldCom.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?
The fund uses a bottom-up approach to stock selection, which avoids attempts to forecast the economy or interest rates. We evaluate each company's historical profitability relative to its current price. Our holdings reflect this high-quality value bias.
    As of June 30, 1999, the fund's top sectors were as follows: financials, 20.6%; technology, 14.9%; consumer cyclicals, 14.2%; and consumer staples, 10.1%. The fund had 74% of its assets invested in large- and mega-cap stocks and 26% invested in mid-cap stocks. The fund is broadly diversified with 74 holdings in the portfolio across 11 sectors.

WHAT IS YOUR NEAR-TERM OUTLOOK?
Some analysts think that the summer will bring a slowdown in the markets because of continued interest-rate and inflation worries. During the last twenty years, each initial rate increase has left many stocks stumbling after a few months as rising rates slow the economy and hamper earnings growth. Even so, corporate earnings are still likely to remain robust for the most part. It remains to be seen whether the markets will continue to favor value and other cyclical stocks as has recently been the case.
    Strong economic growth continues to buoy the U.S. markets. If the revival of value and cyclical stocks continues, we believe the fund is well positioned to take advantage of such an environment. Regardless of market trends, we will continue to focus on high-quality value stocks that we think will benefit the fund.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/99, including sales charges

CLASS A SHARES

Inception (12/31/96)          17.61%
     1 year                    3.23

CLASS B SHARES

Inception (3/3/98)             5.99%
     1 year                    3.36

CLASS C SHARES

    10 years                  14.55%
     5 years                  20.18
     1 year                    7.39

Past performance cannot guarantee comparable future results.
================================================================================

       MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE.
                 RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER
                       SUBSTANTIALLY FROM THE HISTORICAL
                               PERFORMANCE SHOWN.

          See important fund and index disclosures inside front cover.


                        AIM ADVISOR LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                     MARKET
                                      SHARES         VALUE
DOMESTIC COMMON STOCKS-88.10%

AIRLINES-2.09%

Southwest Airlines Co.                  132,450   $  4,122,506
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-3.89%

Bank One Corp.                           68,160      4,059,780
--------------------------------------------------------------
National City Corp.                      55,000      3,602,500
--------------------------------------------------------------
                                                     7,662,280
--------------------------------------------------------------

BANKS (MONEY CENTER)-4.65%

Bank of America Corp.                    45,674      3,348,475
--------------------------------------------------------------
Chase Manhattan Corp. (The)              34,500      2,988,562
--------------------------------------------------------------
First Union Corp.                        60,000      2,820,000
--------------------------------------------------------------
                                                     9,157,037
--------------------------------------------------------------

BANKS (REGIONAL)-0.85%

Commerce Bancshares, Inc.                41,690      1,678,022
--------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-1.01%

PepsiCo, Inc.                            51,600      1,996,275
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.98%

MediaOne Group, Inc.(a)                  26,000      1,933,750
--------------------------------------------------------------

CHEMICALS-0.41%

Dow Chemical Co. (The)                    6,400        812,000
--------------------------------------------------------------

COMPUTERS (HARDWARE)-4.87%

Compaq Computer Corp.                    67,900      1,608,381
--------------------------------------------------------------
International Business Machines
  Corp.                                  33,000      4,265,250
--------------------------------------------------------------
Sun Microsystems, Inc.(a)                54,100      3,726,137
--------------------------------------------------------------
                                                     9,599,768
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-4.40%

Cadence Design Systems, Inc.(a)          59,000        752,250
--------------------------------------------------------------
Computer Associates International,
  Inc.                                   56,000      3,080,000
--------------------------------------------------------------
Electronic Data Systems Corp.            31,700      1,793,031
--------------------------------------------------------------
Oracle Corp.(a)                          82,150      3,049,819
--------------------------------------------------------------
                                                     8,675,100
--------------------------------------------------------------

CONSTRUCTION (CEMENT & AGGREGATES)-1.83%

Vulcan Materials Co.                     74,700      3,604,275
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-1.85%

SUPERVALU, INC.                         142,000      3,647,625
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
ELECTRIC COMPANIES-3.60%

DTE Energy Co.                           35,000   $  1,400,000
--------------------------------------------------------------
GPU, Inc.                                35,000      1,476,562
--------------------------------------------------------------
Southern Co.                             70,000      1,855,000
--------------------------------------------------------------
Teco Energy, Inc.                       103,500      2,354,625
--------------------------------------------------------------
                                                     7,086,187
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.79%

General Electric Co.                     31,200      3,525,600
--------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.74%

W.W. Grainger, Inc.                      27,000      1,452,937
--------------------------------------------------------------

ELECTRONICS (DEFENSE)-1.41%

Raytheon Co.-Class B                     39,400      2,772,775
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.99%

Intel Corp.                              32,900      1,957,550
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-4.68%

American General Corp.                   48,600      3,663,225
--------------------------------------------------------------
Fannie Mae                               50,000      3,418,750
--------------------------------------------------------------
MGIC Investment Corp.                    44,000      2,139,500
--------------------------------------------------------------
                                                     9,221,475
--------------------------------------------------------------

FOODS-1.46%

H.J. Heinz Co.                           57,350      2,874,669
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-3.57%

Abbott Laboratories                      71,200      3,239,600
--------------------------------------------------------------
American Home Products Corp.             65,800      3,783,500
--------------------------------------------------------------
                                                     7,023,100
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.67%

Mylan Laboratories, Inc.                 50,000      1,325,000
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-4.30%

Merck & Co., Inc.                        51,800      3,833,200
--------------------------------------------------------------
Schering-Plough Corp.                    87,400      4,632,200
--------------------------------------------------------------
                                                     8,465,400
--------------------------------------------------------------

HOUSEHOLD FURN. & APPLIANCES-1.33%

Maytag Corp.                             37,600      2,620,250
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

HOUSEHOLD PRODUCTS
  (NON-DURABLES)-1.10%

Kimberly-Clark Corp.                     37,900   $  2,160,300
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.90%

Jefferson-Pilot Corp.                    36,000      2,382,750
--------------------------------------------------------------
Torchmark Corp.                          39,700      1,354,762
--------------------------------------------------------------
                                                     3,737,512
--------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.82%

Allstate Corp. (The)                     45,000      1,614,375
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-2.59%

Morgan Stanley, Dean Witter,
  Discover & Co.                         49,750      5,099,375
--------------------------------------------------------------

IRON & STEEL-1.04%

Nucor Corp.                              43,000      2,039,813
--------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.45%

Dover Corp.                              25,200        882,000
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.36%

Illinois Tool Works, Inc.                17,000      1,394,000
--------------------------------------------------------------
Textron, Inc.                            15,700      1,292,306
--------------------------------------------------------------
                                                     2,686,306
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.50%

Federal Signal Corp.                     38,800        822,075
--------------------------------------------------------------
York International Corp.                 49,700      2,127,781
--------------------------------------------------------------
                                                     2,949,856
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-1.06%

Pitney Bowes, Inc.                       32,600      2,094,550
--------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-2.00%

Exxon Corp.                              51,000      3,933,375
--------------------------------------------------------------

PHOTOGRAPHY/IMAGING-1.56%

Xerox Corp.                              52,000      3,071,250
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-1.74%

Gannett Co., Inc.                        48,000      3,426,000
--------------------------------------------------------------

RAILROADS-0.48%

GATX Corp.                               25,000        951,563
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-3.16%

Lowe's Companies, Inc.                   78,000      4,421,625
--------------------------------------------------------------
Sherwin-Williams Co.                     64,700      1,795,425
--------------------------------------------------------------
                                                     6,217,050
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
RETAIL (DEPARTMENT STORES)-1.21%

J.C. Penney Co., Inc.                    49,000   $  2,379,563
--------------------------------------------------------------

RETAIL (DRUG STORES)-0.70%

Rite Aid Corp.                           55,900      1,376,538
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.59%

Office Depot, Inc.(a)                    52,700      1,162,694
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.20%

Limited, Inc. (The)                      52,139      2,365,807
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.47%

Dun & Bradstreet Corp. (The)             81,800      2,898,788
--------------------------------------------------------------

SPECIALTY PRINTING-1.05%

Deluxe Corp.                             53,100      2,067,581
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.42%

AT&T Corp.                               32,200      1,797,163
--------------------------------------------------------------
MCI WorldCom, Inc.(a)                    11,700      1,009,125
--------------------------------------------------------------
                                                     2,806,288
--------------------------------------------------------------

TELEPHONE-4.15%

Ameritech Corp.                          25,000      1,837,500
--------------------------------------------------------------
Bell Atlantic Corp.                      70,100      4,582,788
--------------------------------------------------------------
US West, Inc.                            30,000      1,762,500
--------------------------------------------------------------
                                                     8,182,788
--------------------------------------------------------------

TEXTILES (APPAREL)-1.27%

VF Corp.                                 58,500      2,500,875
--------------------------------------------------------------

TOBACCO-1.35%

Philip Morris Companies, Inc.            48,500      1,949,094
--------------------------------------------------------------
UST, Inc.                                24,600        719,550
--------------------------------------------------------------
                                                     2,668,644
--------------------------------------------------------------

WASTE MANAGEMENT-1.56%

Browning-Ferris Industries, Inc.         71,500      3,074,500
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $101,794,063)                          173,560,972
--------------------------------------------------------------

FOREIGN STOCKS-5.82%

GERMANY-1.35%

DaimlerChrysler A.G. (Automobiles)       30,000      2,666,250
--------------------------------------------------------------

NETHERLANDS-1.24%

Royal Dutch Petroleum Co.-New York
  Shares-ADR (Oil-International
  Integrated)                            40,400      2,434,100
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
SPAIN-1.86%

Repsol S.A.-ADR (Oil-International
  Integrated)                           180,000   $  3,656,250
--------------------------------------------------------------

UNITED KINGDOM-1.37%

Hanson PLC-ADR
  (Manufacturing-Diversified)            61,000      2,706,875
--------------------------------------------------------------
    Total Foreign Stocks (Cost
      $6,406,897)                                   11,463,475
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
REPURCHASE AGREEMENT-7.68%(b)

Dean Witter Reynolds, Inc., 4.85%,
  07/01/99 (Cost $15,121,175)(c)    $15,121,175   $ 15,121,175
--------------------------------------------------------------
TOTAL INVESTMENTS-101.60%                          200,145,622
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(1.60%)                                    (3,149,946)
--------------------------------------------------------------
NET ASSETS-100.00%                                $196,995,676
==============================================================

Investment Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 06/30/99 with a maturing value of $100,013,472. Collateralized by U.S. Government obligations.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)

ASSETS:

Investments, at market value (cost
  $123,322,135)                              $200,145,622
---------------------------------------------------------
Receivables for:
  Investments sold                                736,524
---------------------------------------------------------
  Capital stock sold                              343,238
---------------------------------------------------------
  Interest and dividends                          236,640
---------------------------------------------------------
Investment for deferred compensation plan           7,450
---------------------------------------------------------
Other assets                                        7,477
---------------------------------------------------------
    Total assets                              201,476,951
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         3,852,855
---------------------------------------------------------
  Capital stock reacquired                        173,616
---------------------------------------------------------
  Deferred compensation plan                        7,450
---------------------------------------------------------
Accrued distribution fees                         431,265
---------------------------------------------------------
Accrued directors' fees and expenses               16,089
---------------------------------------------------------
    Total liabilities                           4,481,275
---------------------------------------------------------
Net assets applicable to shares outstanding  $196,995,676
---------------------------------------------------------

NET ASSETS:

Class A                                      $ 13,943,140
=========================================================
Class B                                      $  5,855,790
=========================================================
Class C                                      $177,196,746
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     526,110
=========================================================
Class B:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     222,325
=========================================================
Class C:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   6,728,053
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      26.50
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $26.50
      divided by 94.50%)                     $      28.04
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      26.34
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      26.34
=========================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 1999
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $46,854 foreign
  withholding tax)                           $ 1,850,530
--------------------------------------------------------
Interest                                          88,702
--------------------------------------------------------
    Total investment income                    1,939,232
--------------------------------------------------------
EXPENSES:
Advisory fees                                    723,879
--------------------------------------------------------
Operating services fees                          434,220
--------------------------------------------------------
Directors' fees and expenses                       4,532
--------------------------------------------------------
Distribution fees-Class A                         24,073
--------------------------------------------------------
Distribution fees-Class B                         24,614
--------------------------------------------------------
Distribution fees-Class C                        871,539
--------------------------------------------------------
    Total expenses                             2,082,857
--------------------------------------------------------
Less: Fees waived by advisor                    (257,824)
--------------------------------------------------------
    Net expenses                               1,825,033
--------------------------------------------------------
Net investment income                            114,199
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM
  INVESTMENT SECURITIES:

Net realized gain from investment
  securities                                   9,882,203
--------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities       (227,443)
--------------------------------------------------------
    Net gain on investment securities          9,654,760
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $ 9,768,959
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1999 and the year ended December 31, 1998 (Unaudited)

                                                                JUNE 30,     DECEMBER 31,
                                                                  1999           1998
                                                              ------------   -------------
OPERATIONS:

  Net investment income                                       $    114,199   $     383,276
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   9,882,203      13,666,132
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                         (227,443)      9,514,639
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         9,768,959      23,564,047
------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                          (58,535)        (63,186)
------------------------------------------------------------------------------------------
  Class B                                                           (2,833)         (4,659)
------------------------------------------------------------------------------------------
  Class C                                                         (111,122)       (130,140)
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                               --      (1,168,568)
------------------------------------------------------------------------------------------
  Class B                                                               --        (558,881)
------------------------------------------------------------------------------------------
  Class C                                                               --     (14,182,679)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (2,402,104)     10,506,884
------------------------------------------------------------------------------------------
  Class B                                                       (1,726,663)      7,500,215
------------------------------------------------------------------------------------------
  Class C                                                      (14,160,234)      2,997,348
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       (8,692,532)     28,460,381
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          205,688,208     177,227,827
------------------------------------------------------------------------------------------
  End of period                                               $196,995,676   $ 205,688,208
==========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $109,343,167   $ 127,632,168
------------------------------------------------------------------------------------------
  Undistributed net investment income                              152,498         210,789
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities    10,676,524         794,321
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              76,823,487      77,050,930
------------------------------------------------------------------------------------------
                                                              $196,995,676   $ 205,688,208
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor Large Cap Value Fund (the "Fund") is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four diversified portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market prices are not provided by any of the above methods are valued at the last bid price based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid quarterly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses-Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Capital Management, Inc. ("ICM") whereby AIM pays ICM an annual rate of 0.20% of the Fund's average daily net assets.
  The Company, pursuant to an operating services agreement with AIM, has agreed to pay AIM an annual rate of 0.45% of the Fund's average daily net assets for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. This agreement provides that AIM pays all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the six months ended June 30, 1999, AIM was paid $183,274 for such services. As of June 1, 1998, AIM has voluntarily agreed to limit the operating services fees to an annual rate of 0.45% of the first $50 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $50 million. During the six months ended June 30, 1999, AIM voluntarily waived operating services fees in the amount of $250,946.
  Pursuant to the amended operating services agreement effective July 1, 1999 the Fund shall pay costs incurred for providing operating services, such as accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. Further, the Fund's operating expenses are limited to 0.45% of the Fund's average daily net assets. AIM no longer receives payments under the amended operating services agreement.
  Effective July 1, 1999, the Company entered into a master administrative services agreement with AIM. The Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund.
  Effective July 1, 1999, the Company entered into a transfer agency and service agreement with A I M Fund Services, Inc. ("AFS"). The Fund has agreed to pay AFS a fee for providing transfer agency and shareholder services to the Fund.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to the Class C shares. AIM Distributors has contractually agreed to limit the Class A shares plan payments to 0.25% for three years beginning August 4, 1997. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the six months ended June 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $17,195, $24,614 and $871,539, respectively, as compensation under the

Plans. During the six months ended June 30, 1999, AIM Distributors waived fees of $6,878 for the Class A shares.
  AIM Distributors received commissions of $12,477 from sales of Class A shares of the Fund during the six months ended June 30, 1999. Such commissions are not an expense to the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1999, AIM Distributors received commissions of $9,283 in contingent deferred sales charges imposed on redemptions of shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the commitment fee rate was 0.05%.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1999, was $16,751,665 and $41,828,034, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1999 is as follows:

Aggregate unrealized appreciation of investment
  securities                                      $79,271,916
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (2,448,429)
-------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                      $76,823,487
=============================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 6-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                              JUNE 30,                 DECEMBER 31,
                                1999                       1998
                       -----------------------   -------------------------
                        SHARES       AMOUNT        SHARES        AMOUNT
                       --------   ------------   ----------   ------------
Sold:
  Class A               163,660   $  4,169,110      546,830   $ 13,836,246
--------------------------------------------------------------------------
  Class B*              122,129      3,081,175      312,678      8,015,582
--------------------------------------------------------------------------
  Class C               275,972      6,910,522      745,155     18,894,552
--------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                 2,166         55,081       48,828      1,187,383
--------------------------------------------------------------------------
  Class B*                  114          2,861       20,082        485,925
--------------------------------------------------------------------------
  Class C                 3,780         94,875      553,152     13,379,377
--------------------------------------------------------------------------
Reacquired:
  Class A              (262,156)    (6,626,295)    (180,617)    (4,516,745)
--------------------------------------------------------------------------
  Class B*             (192,246)    (4,810,699)     (40,432)    (1,001,292)
--------------------------------------------------------------------------
  Class C              (843,476)   (21,165,631)  (1,159,833)   (29,276,581)
--------------------------------------------------------------------------
                       (730,057)  $(18,289,001)     845,843   $ 21,004,447
==========================================================================

* Class B shares commenced sales on March 3, 1998.

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the six months ended June 30, 1999 and each of the years in the two-year period ended December 31, 1998, for a share of Class B capital stock outstanding during the six months ended June 30, 1999 and the period March 3, 1998 (date sales commenced) through December 31, 1998, and for a share of Class C capital stock outstanding during the six months ended June 30, 1999 and each of the years in the five-year period ended December 31, 1998.

                                                                        CLASS A(a)                      CLASS B
                                                              ------------------------------    ------------------------
                                                                             DECEMBER 31,
                                                              JUNE 30,    ------------------    JUNE 30,    DECEMBER 31,
                                                                1999      1998(b)    1997(b)    1999(b)         1998
                                                              --------    -------    -------    --------    ------------
Net asset value, beginning of period                          $ 25.20     $ 24.11    $20.57     $ 25.06        $25.59
------------------------------------------------------------  -------     -------    ------     -------        ------
Income from investment operations:
  Net investment income                                          0.11        0.20      0.23        0.01          0.02
------------------------------------------------------------  -------     -------    ------     -------        ------
  Net gains on securities (both realized and unrealized)         1.30        3.11      6.17        1.29          1.57
------------------------------------------------------------  -------     -------    ------     -------        ------
    Total from investment operations                             1.41        3.31      6.40        1.30          1.59
------------------------------------------------------------  -------     -------    ------     -------        ------
Less distributions:
  Dividends from net investment income                          (0.11)      (0.12)    (0.15)      (0.02)        (0.02)
------------------------------------------------------------  -------     -------    ------     -------        ------
  Distributions from net realized gains                            --       (2.10)    (2.71)         --         (2.10)
------------------------------------------------------------  -------     -------    ------     -------        ------
    Total distributions                                         (0.11)      (2.22)    (2.86)      (0.02)        (2.12)
------------------------------------------------------------  -------     -------    ------     -------        ------
Net asset value, end of period                                $ 26.50     $ 25.20    $24.11     $ 26.34        $25.06
============================================================  =======     =======    ======     =======        ======
Total return(c)                                                  5.62%      14.07%    31.66%       5.17%         6.51%
============================================================  =======     =======    ======     =======        ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $13,943     $15,684    $5,000     $ 5,856        $7,325
============================================================  =======     =======    ======     =======        ======
Ratio of expenses to average net assets(d)                       1.20%(e)    1.30%     1.46%       1.95%(e)      2.05%(f)
============================================================  =======     =======    ======     =======        ======
Ratio of net investment income to average net assets(g)          0.81%(e)    0.91%     0.77%       0.06%(e)      0.16%(f)
============================================================  =======     =======    ======     =======        ======
Portfolio turnover rate                                             9%         52%       34%          9%           52%
============================================================  =======     =======    ======     =======        ======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d) After fee waivers and/or reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or reimbursement were 1.56% (annualized), 1.55% and 1.56% for 1999-1997 for Class A and 2.21% (annualized) and 2.20% (annualized) for 1999-1998 for Class B.
(e) Ratios are annualized and based on average net assets of $13,869,928 and $4,963,583 for Class A and Class B, respectively.
(f) Annualized.
(g) After fee waivers and/or reimbursements. Ratios of net investment income
    (loss) to average net assets prior to fee waivers and/or reimbursement were 0.45% (annualized), 0.66% and 0.67% for 1999-1997 for Class A, and (0.20)%
    (annualized) and 0.01% (annualized) for 1999-1998 for Class B.

                                                                                    CLASS C(a)
                                                       ------------------------------------------------------------------------
                                                                                             DECEMBER 31,
                                                       JUNE 30,        --------------------------------------------------------
                                                         1999            1998       1997(b)        1996       1995       1994
                                                       --------        --------     --------     --------   --------   --------
Net asset value, beginning of period                    $ 25.05        $  24.08     $  20.57     $  17.60   $  13.96   $  14.90
-----------------------------------------------------  --------        --------     --------     --------   --------   --------
Income from investment operations:
  Net investment income                                    0.01            0.04         0.01         0.05       0.10       0.09
-----------------------------------------------------  --------        --------     --------     --------   --------   --------
  Net gains on securities
   (both realized and unrealized)                          1.30            3.05         6.21         2.97       4.11       0.32
-----------------------------------------------------  --------        --------     --------     --------   --------   --------
    Total from investment operations                       1.31            3.09         6.22         3.02       4.21       0.41
-----------------------------------------------------  --------        --------     --------     --------   --------   --------
Less distributions:
  Dividends from net investment income                    (0.02)          (0.02)          --        (0.05)     (0.10)     (0.09)
-----------------------------------------------------  --------        --------     --------     --------   --------   --------
  Distributions from net realized gains                      --           (2.10)       (2.71)          --      (0.47)     (1.26)
-----------------------------------------------------  --------        --------     --------     --------   --------   --------
    Total distributions                                   (0.02)          (2.12)       (2.71)       (0.05)     (0.57)     (1.35)
-----------------------------------------------------  --------        --------     --------     --------   --------   --------
Net asset value, end of period                          $ 26.34        $  25.05      $ 24.08     $  20.57   $  17.60   $  13.96
=====================================================  ========        ========     ========     ========   ========   ========
Total return(c)                                            5.22%          13.15%       30.66%       17.17%     30.28%      2.69%
=====================================================  ========        ========     ========     ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $177,197        $182,679     $172,228     $137,416   $113,573   $ 77,929
=====================================================  ========        ========     ========     ========   ========   ========
Ratio of expenses to average net assets                    1.95%(d)(e)     2.05%(d)     2.21%        2.26%      2.28%      2.25%
=====================================================  ========        ========     ========     ========   ========   ========
Ratio of net investment income to average net assets       0.06%(e)(f)     0.16%(f)     0.02%        0.24%      0.64%      0.61%
=====================================================  ========        ========     ========     ========   ========   ========
Portfolio turnover rate                                       9%             52%          34%          19%        17%        21%
=====================================================  ========        ========     ========     ========   ========   ========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d) After fee waivers and/or reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or reimbursement were 2.21% (annualized) and 2.20% for 1999-1998.
(e) Ratios are annualized and based on average net assets of $175,752,435.
(f) After fee waivers and/or reimbursements. Ratios of net investment income
    (loss) to average net assets prior to fee waivers and/or reimbursement were (0.20)% (annualized) and 0.01% for 1999-1998.

BOARD OF DIRECTORS                                 OFFICERS                                    OFFICE OF THE FUND
Charles T. Bauer                                   Charles T. Bauer                            11 Greenway Plaza
Chairman                                           Chairman                                    Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                   Robert H. Graham
Bruce L. Crockett                                  President                                   INVESTMENT ADVISOR
Director
ACE Limited;                                       Carol F. Relihan                            A I M Advisors, Inc.
Formerly Director, President, and                  Senior Vice President and Secretary         11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                 Gary T. Crum                                Houston, TX 77046
                                                   Senior Vice President
Owen Daly II                                                                                   SUB-ADVISOR
Director                                           Dana R. Sutton
Cortland Trust Inc.                                Vice President and Treasurer                INVESCO Capital Management, Inc.
                                                                                               1315 Peachtree Street, N.E.
Edward K. Dunn Jr.                                 Robert G. Alley                             Atlanta, GA 30309
Chairman, Mercantile Mortgage Corp.;               Vice President
Formerly Vice Chairman and President,                                                          TRANSFER AGENT
Mercantile-Safe Deposit & Trust Co.; and           Stuart W. Coco
President, Mercantile Bankshares                   Vice President                              A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Jack Fields                                        Melville B. Cox                             Houston, TX 77210-4739
Chief Executive Officer                            Vice President
Texana Global, Inc.;                                                                           CUSTODIAN
Formerly Member                                    Karen Dunn Kelley
of the U.S. House of Representatives               Vice President                              State Street Bank and Trust Company
                                                                                               225 Franklin Street
Carl Frischling                                    Edgar M. Larsen                             Boston, MA 02110
Partner                                            Vice President
Kramer, Levin, Naftalis & Frankel LLP                                                          COUNSEL TO THE FUND
                                                   Mary J. Benson
Robert H. Graham                                   Assistant Vice President and                Ballard Spahr
President and Chief Executive Officer              Assistant Treasurer                         Andrews & Ingersoll, LLP
A I M Management Group Inc.                                                                    1735 Market Street
                                                   Sheri Morris                                Philadelphia, PA 19103
Prema Mathai-Davis                                 Assistant Vice President and
Chief Executive Officer, YWCA of the U.S.A.,       Assistant Treasurer                         COUNSEL TO THE DIRECTORS
Commissioner, New York City Dept. for
the Aging; and member of the Board of Directors,   Renee A. Friedli                            Kramer, Levin, Naftalis & Frankel LLP
Metropolitan Transportation Authority of           Assistant Secretary                         919 Third Avenue
New York State                                                                                 New York, NY 10022
                                                   P. Michelle Grace
Lewis F. Pennock                                   Assistant Secretary                         DISTRIBUTOR
Attorney
                                                   Jeffrey H. Kupor                            A I M Distributors, Inc.
Louis S. Sklar                                     Assistant Secretary                         11 Greenway Plaza
Executive Vice President                                                                       Suite 100
Hines Interests                                    Nancy L. Martin                             Houston, TX 77046
Limited Partnership                                Assistant Secretary

                                                   Ofelia M. Mayo
                                                   Assistant Secretary

                                                   Lisa A. Moss
                                                   Assistant Secretary

                                                   Kathleen J. Pflueger
                                                   Assistant Secretary

                                                   Samuel D. Sirko
                                                   Assistant Secretary

                                                   Stephen I. Winer
                                                   Assistant Secretary

AIM FUNDS(sm) KEEPS YOU
POSTED ON YOUR INVESTMENT

We inform our shareholders about their investments with regular mailings throughout the year. Here is a description of the documents you will receive concerning your account and fund.


o DAILY CONFIRMATION STATEMENTS. A record of the transactions you initiate. For example, if you transfer part or all of your investment from one AIM fund to another, you will receive a statement confirming that the transaction took place.

o QUARTERLY STATEMENTS. These show you how your account has performed over the fiscal quarter and provide information on any applicable dividend payments. Statement inserts that sometimes accompany these mailings may give specific information about your fund or may contain educational information of general interest.

o PROXY. As a shareholder of an AIM fund, you have the right to vote on any change to a fund's published bylaws or objectives. If the fund's board of directors proposes such a change, AIM will send a proxy to the shareholders. The proxy allows you to direct an authorized person to cast your vote according to your instructions. You can vote your proxy by mail, phone or e-mail.

o PROSPECTUS. AIM sends you an updated version of your fund's prospectus every year. Your prospectus contains valuable information about your fund's objectives, risks, management and fees. Because this information is important, you should keep your prospectus with your other fund records.

o ANNUAL AND SEMIANNUAL REPORTS. AIM fund reports are sent to you twice a year, the semiannual covering the first six months of the fiscal year for a fund and the annual covering the entire fiscal year. These reports give you an idea of how your fund performed compared to the market in general. The reports also give you information about the holdings in your fund's portfolio and how market conditions and management decisions have affected your fund.

o YEAR-END TAX INFORMATION. This includes your year-end account statement, cost-basis statement and any tax forms pertinent to your AIM account. The tax forms report distributions you have received from your AIM funds, redemptions or exchanges you have made and any contributions you have made to tax-advantaged retirement accounts. It is important to retain the latter, IRS Form 5498, if you need to track deductible vs. nondeductible IRA contributions. The cost-basis statements are also important to retain because they can be very useful for calculating capital gains or losses if you use the "average basis single category" method of calculating cost basis. Year-end tax information will be accompanied by tax communications from AIM to help you fill out your tax forms. Your tax advisor can assist you in sorting through your year-end statements and other tax communications.

                     -------------------------------------

                                   WE INFORM

                             OUR SHAREHOLDERS ABOUT

                               THEIR INVESTMENTS

                             WITH REGULAR MAILINGS

                              THROUGHOUT THE YEAR.

                     -------------------------------------

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                      MONEY MARKET FUNDS                                A I M Management Group Inc. has
AIM Aggressive Growth Fund(1)                     AIM Money Market Fund                             provided leadership in the
AIM Blue Chip Fund                                AIM Tax-Exempt Cash Fund                          mutual-fund industry since 1976
AIM Capital Development Fund                                                                        and managed approximately $121
AIM Constellation Fund                            INTERNATIONAL GROWTH FUNDS                        billion in assets for more than
AIM Dent Demographic Trends Fund                  AIM Advisor International Value Fund              6.3 million shareholders,
AIM Large Cap Growth Fund                         AIM Asian Growth Fund                             including individual investors,
AIM Mid Cap Equity Fund(A)                        AIM Developing Markets Fund                       corporate clients and financial
AIM Select Growth Fund                            AIM Europe Growth Fund                            institutions, as of June 30,
AIM Small Cap Growth Fund(B)                      AIM European Development Fund                     1999.
AIM Small Cap Opportunities Fund                  AIM International Equity Fund                         The AIM Family of
AIM Value Fund                                    AIM Japan Growth Fund                             Funds--Registered Trademark--
AIM Weingarten Fund                               AIM Latin American Growth Fund                    is distributed nationwide, and
                                                  AIM New Pacific Growth Fund                       AIM today is the 10th-largest
GROWTH & INCOME FUNDS                                                                               mutual-fund complex in the
AIM Advisor Flex Fund                             GLOBAL GROWTH FUNDS                               United States in assets under
AIM Advisor Large Cap Value Fund                  AIM Global Aggressive Growth Fund                 management, according to
AIM Advisor Real Estate Fund                      AIM Global Growth Fund                            Strategic Insight, an
AIM Balanced Fund                                                                                   independent mutual-fund monitor.
AIM Basic Value Fund(C)                           GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                                  AIM Global Growth & Income Fund
                                                  AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund                            GLOBAL INCOME FUNDS
AIM High Yield Fund                               AIM Emerging Markets Debt Fund(D)
AIM High Yield Fund II                            AIM Global Government Income Fund
AIM Income Fund                                   AIM Global Income Fund
AIM Intermediate Government Fund                  AIM Strategic Income Fund
AIM Limited Maturity Treasury Fund
                                                  THEME FUNDS
TAX-FREE INCOME FUNDS                             AIM Global Consumer Products and Services Fund
AIM High Income Municipal Fund                    AIM Global Financial Services Fund
AIM Municipal Bond Fund                           AIM Global Health Care Fund
AIM Tax-Exempt Bond Fund of Connecticut           AIM Global Infrastructure Fund
AIM Tax-Free Intermediate Fund                    AIM Global Resources Fund
                                                  AIM Global Telecommunications and Technology Fund(E)
                                                  AIM Global Trends Fund(F)





(1) A I M Aggressive Growth Fund reopened to new investors November 16, 1998.
(A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.


                             [AIM LOGO APPEARS HERE]

                 INVEST WITH DISCIPLINE--REGISTERED TRADEMARK--